SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2008

UWHARRIE CAPITAL CORP

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-22062	56-1814206
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

132 NORTH FIRST STREET, ALBEMARLE, NORTH CAROLINA 28001

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 983-6181

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 21, 2008, Uwharrie Capital Corp (the “Registrant”) entered into a Securityholders Agreement governing the issuance of subordinated debt securities (the “Debt Securities”) having an aggregate principal amount of up to $7.5 million. The Securityholders Agreement is filed herewith as Exhibit 4.1 and incorporated herein by reference.

The Debt Securities mature on June 30, 2015 and are callable by the Registrant on or after June 30, 2010, with prior approval of the Federal Reserve Bank of Richmond. Interest on the Debt Securities accrues at a fixed rate and is payable quarterly.

The Debt Securities meet all current criteria for inclusion as Tier 2 capital of the Registrant under applicable regulations of the Federal Reserve Board of Governors.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Pursuant to the Securityholders Agreement entered into on April 21, 2008, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference, the Registrant may issue Debt Securities in an aggregate principal amount of up to $7.5 million. The Debt Securities mature on June 30, 2015 and are callable by the Registrant on or after June 30, 2010, with prior approval of the Federal Reserve Bank of Richmond. Interest on the Debt Securities accrues at a fixed rate and is payable quarterly.

ITEM 8.01 OTHER EVENTS.

Incorporated by reference to Items 1.01 and 2.03 of this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description of Exhibit
4.1	Securityholders Agreement dated April 21, 2008

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWHARRIE CAPITAL CORP

By:	/s/ Roger L. Dick
Roger L. Dick
President and CEO

Dated: April 25, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Securityholders Agreement dated April 21, 2008